                      AMENDMENT TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                 COVA Financial Services Life Insurance Company

The participation agreement, dated as of September 1, 2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and COVA Financial Services Life Insurance Company (the "Agreement") is hereby amended as follows:

     Section 4.4 of the Agreement is deleted in its entirety and replaced with the following provision:

          4.4 At your option, we shall provide you, at our expense, with either:
     (i) for each Contract owner who is invested through the Account in a subaccount corresponding to a Portfolio ("designated subaccount"), one copy of each of the following documents on each occasion that such document is required by law or regulation to be delivered to such Contract owner who is invested in a designated subaccount: the Trust's current prospectus, annual report, semi-annual report and other shareholder communications, including any amendments or supplements to any of the foregoing, pertaining specifically to the Portfolios ("Designated Portfolio Documents"); or (ii) a camera ready copy of such Designated Portfolio Documents in a form suitable for printing and from which information relating to series of the Trust other than the Portfolios has been deleted to the extent practicable. In connection with clause (ii) of this paragraph, we will pay for proportional printing costs for such Designated Portfolio Documents in order to provide one copy for each Contract owner who is invested in a designated subaccount on each occasion that such document is required by law or regulation to be delivered to such Contract owner, and provided the appropriate documentation is provided and approved by us. We shall provide you with a copy of the Trust's current statement of additional information, including any amendments or supplements, in a form suitable for you to duplicate. The expenses of furnishing, including mailing, to Contract owners the documents referred to in this paragraph shall be borne by you. For each of the documents provided to you in accordance with clause (i) of this paragraph 4.4, we shall provide you, upon your request and at your expense, additional copies. In no event shall we be responsible for the costs of printing or delivery of Designated Portfolio Documents to potential or new Contract owners or the delivery of Designated Portfolio Documents to existing contract owners.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of September 1, 2000.

Franklin Templeton Variable Insurance   Franklin Templeton Distributors, Inc.
-------------------------------------   -------------------------------------
Products Trust
--------------


By: /s/ Karen L. Skidmore               By: /s/ Phil Kearns
    ---------------------------------       ------------------------------------
Name: Karen L. Skidmore                 Name: Phil Kearns
Title: Assistant Vice President         Title: Vice President


COVA FINANCIAL SERVICES LIFE
----------------------------
INSURANCE COMPANY
-----------------


By: /s/ J. Robert Hopson
    ---------------------------------
Name: J. Robert Hopson
Title: Senior VP & Chief Actuary

                      AMENDMENT TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                 COVA Financial Services Life Insurance Company

The participation agreement, dated as of September 1, 2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and COVA Financial Services Life Insurance Company (the "Agreement") is hereby amended as follows:

     Schedules C and D of the Agreement are hereby deleted in their entirety and replaced with the Schedules C and D attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of September 1, 2000.

Franklin Templeton Variable Insurance   Franklin Templeton Distributors, Inc.
-------------------------------------   -------------------------------------
Products Trust
--------------


By: /s/ Karen L. Skidmore               By: /s/ Philip Kearns
    ---------------------------------       ------------------------------------
Name: Karen L. Skidmore                 Name: Philip Kearns
Title: Assistant Vice President         Title: Vice President

COVA FINANCIAL SERVICES LIFE
----------------------------
INSURANCE COMPANY
-----------------


By: /s/ Norma J. Naselli
    ---------------------------------
Name: Norma J. Naselli
Title: Vice President

                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS

Franklin Templeton Variable Insurance Products Trust    Investment Adviser
----------------------------------------------------    ------------------
Franklin Large Cap Growth Securities Fund - Class 1     Franklin Advisers, Inc.
Franklin Small Cap Fund--Class 1                        Franklin Advisers, Inc.
Mutual Shares Securities Fund--Class 1                  Franklin Mutual Advisers, Inc.
Templeton Global Income Securities Fund - Class 1       Templeton Investment Counsel, Inc.
Templeton Developing Markets Securities Fund--Class 1   Templeton Asset Management Ltd.
Templeton International Securities Fund- Class 1        Templeton Investment Counsel, Inc.
Templeton Growth Securities Fund- Classl                Templeton Investment Counsel, Inc.

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                             CONTRACT 1                 CONTRACT 2                   CONTRACT 3
                    -------------------------   -------------------------   ---------------------------
CONTRACT/PRODUCT    Custom Select Variable      COVA Flexible               Mercantile/Arch
NAME                Annuity (sold through       Premium Variable Life       Variable Annuity
                    A.G. Edwards & Co.          Insurance Contract (for
                    only                        only sale to A.G. Edwards
                                                and Co. only)

REGISTERED (Y/N)    Yes                         No                          Yes

SEC REGISTRATION    333-34741                   N/A                         33-39100
NUMBER

REPRESENTATIVE      Form XL 407                 Form CL 40021               Form XL-407
FORM NUMBERS        Form XL-617                 Form CL 400022              Form XL-617
                    Form CL-407                 Form CL 40025               Form CL-407
                    Form CL-617                 Form CL 400026              Form CL-617

SEPARATE ACCOUNT    COVA Variable Annuity       COVA Variable Life          COVA Variable Annuity
NAME                Account One                 Account Eight               Account One

SEC REGISTRATION    811-05200                   N/A                         811-05200
NUMBER

PORTFOLIOS AND      Templeton Developing        Templeton Developing        Templeton Developing
CLASSES (ADVISER)   Markets Securities Fund     Markets Securities Fund     Markets Securities Fund
                    - Class 1 (Templeton        - Class 1 (Templeton        - Class 1 (Templeton
                    Asset Management Ltd.)      Asset Management Ltd.)      Asset Management Ltd.)

                    Templeton International     Templeton International     Templeton International
                    Securities Fund - Class 1   Securities Fund - Class 1    Securities Fund - Class 1
                    (Templeton Investment       (Templeton Investment       (Templeton Investment
                    Counsel, Inc.)              Counsel, Inc.)              Counsel, Inc.)

                    Mutual Shares Securities    Mutual Shares Securities
                    Fund - Class 1 (Franklin    Fund - Class 1 (Franklin
                    Mutual Advisers, LLC)       Mutual Advisers, LLC)

                            CONTRACTS OF THE COMPANY

                            CONTRACT 4                  CONTRACT 5                   CONTRACT 6
                    -------------------------   -------------------------   ---------------------------
CONTRACT/PRODUCT    Destiny Select Variable     COVA Variable Annuity       COVA SPVL
NAME                Annuity (sold through       (sold through Edward D.
                    Wheat First Securities      Jones)
                    only)

REGISTERED (Y/N)    Yes                         Yes                         Yes

SEC REGISTRATION    33-39100                    33-39100                    333-17963
NUMBER

REPRESENTATIVE      Form XL-407                 Form XL-407                 Form CL-1020
FORM NUMBERS        Form XL-617                 FormXL-617
                    Form CL-407                 Form CL-407
                    Form CL-617                 Form CL-617

SEPARATE ACCOUNT    COVA Variable Annuity       COVA Variable Annuity       COVA Variable Life
NAME                Account One                 Account One                 Account One

SEC REGISTRATION    811-05200                   811-05200                   811-07971
NUMBER

PORTFOLIOS AND      Templeton Developing        Templeton Global            Templeton Global
CLASSES (ADVISER)   Markets Securities Fund -   Income Securities Fund -    Income Securities Fund -
                    Class 1 (Templeton          Class 1 (Templeton          Class 1 (Templeton
                    Asset Management Ltd.)      Investment Counsel,         Investment Counsel,
                                                Inc.)

                    Templeton International     Templeton International     Templeton International
                    Securities Fund - Class 1   Securities Fund - Class 1    Securities Fund -- Class 1
                    (Templeton Investment       (Templeton Investment       (Templeton Investment
                    Counsel, Inc.)              Counsel, Inc.)              Counsel, Inc.)

                    Templeton Growth            Templeton Growth            Templeton Growth
                    Securities Fund - Class 1   Securities Fund - Class 1   Securities Fund - Class 1
                    (Templeton Investment       (Templeton Investment       (Templeton Investment
                    Counsel, Inc.)              Counsel, Inc.)              Counsel, Inc.)

                                                Franklin Large Cap          Franklin Large Cap
                                                Growth Securities Fund      Growth Securities Fund
                                                - Class 1 (Franklin         - Class 1 (Franklin
                                                Advisers, Inc.)             Advisers, Inc.)

                                                Franklin Small Cap Fund     Franklin Small Cap Fund
                                                - Class 1 (Franklin         - Class 1 (Franklin
                                                Advisers, Inc.)             Advisers, Inc.)

                            CONTRACTS OF THE COMPANY

                            CONTRACT 7                  CONTRACT 8                   CONTRACT 9
                    -------------------------   -------------------------   ---------------------------
CONTRACT/PRODUCT    Custom Select Flex VUL      COVA Front-end Load         Premier Advisor
NAME                                            VA                          Variable Annuity

REGISTERED (Y/N)    Yes                         Yes                         Yes

SEC REGISTRATION    333-83197 (Single)          333-90405                    33-39100
NUMBER              333-83165 (Joint & Last
                    Survivor)

REPRESENTATIVE      CLP001 (Single)             CL-4155                     Form XL-407
FORM NUMBERS        CCP00104 (Joint & Last                                  Form XL-617
                    Survivor)                                               Form CL-407
                                                                            Form CL-617

SEPARATE ACCOUNT    COVA Variable Life          COVA Variable Annuity       COVA Variable Annuity
NAME                Account One                 Account One                 Account One

SEC REGISTRATION    811-07971                   811-05200                   811-05200
NUMBER

PORTFOLIOS AND      Templeton Developing        Templeton Global            Templeton Developing
CLASSES (ADVISER)   Markets Securities Fund     Income Securities Fund      Markets Securities Fund
                    - Class 1 (Templeton        - Class 1 (Templeton        - Class 1 (Templeton
                    Asset Management Ltd.)      Investment Counsel,         Asset Management Ltd.)
                                                Inc.)

                    Templeton International     Templeton International     Templeton International
                    Securities Fund - Class 1   Securities Fund - Class 1   Securities Fund - Class 1
                    (Templeton Investment       (Templeton Investment       (Templeton Investment
                    Counsel, Inc.)              Counsel, Inc.)              Counsel, Inc.)

                    Mutual Shares Securities    Templeton Growth            Templeton Growth
                    Fund - Class 1 (Franklin    Securities Fund - Class 1   Securities Fund -- Class 1
                    Mutual Advisers, LLC)       (Templeton Investment       (Templeton Investment
                                                Counsel, Inc.)              Counsel, Inc.)

                                                Franklin Large Cap          Mutual Shares Securities
                                                Growth Securities Fund      Fund - Class 1 (Franklin
                                                -Class 1 (Franklin          Mutual Advisers, LLC)
                                                Advisers, Inc.)

                                                Franklin Small Cap          Franklin Small Cap Fund
                                                Fund-Class 1 (Franklin      - Class 1 (Franklin
                                                Advisers, Inc.)             Advisers, Inc.)

                            CONTRACTS OF THE COMPANY

                                          CONTRACT 10
                    ------------------------------------------------------------
CONTRACT/PRODUCT    Navigator Variable
NAME                Annuity

REGISTERED (Y/N)    Yes

SEC REGISTRATION    333-34741
NUMBER

REPRESENTATIVE      Form XL-407
FORM NUMBERS        Form XL-617
                    Form CL-407
                    Form CL-617

SEPARATE ACCOUNT    COVA Variable Annuity
NAME                Account One

SEC REGISTRATION    811-05200
NUMBER

PORTFOLIOS AND      Templeton Developing Markets Securities Fund - Class 1
CLASSES (ADVISER)   (Templeton Asset Management Ltd.)

                    Templeton International Securities Fund - Class 1 (Templeton Investment Counsel, Inc.)

                    Mutual Shares Securities Fund - Class 1 (Franklin Mutual Advisers, LLC)

                    Franklin Small Cap Fund - Class 1 (Franklin Advisers, Inc.)

                      AMENDMENT TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                 COVA Financial Services Life Insurance Company

The participation agreement, dated as of September 1,2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and COVA Financial Services Life Insurance Company (the "Agreement") is hereby amended as follows:

     Schedules C, D and F of the Agreement are hereby deleted in their entirety and replaced with the Schedules C, D and F attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of March 1, 2001.

Franklin Templeton Variable Insurance   Franklin Templeton Distributors, Inc.
-------------------------------------   -------------------------------------
Products Trust
--------------


By: /s/ Karen L. Skidmore               By: /s/ Philip Kearns
    ---------------------------------       ------------------------------------
Name: Karen L. Skidmore                 Name: Philip Kearns
Title: Assistant Vice President         Title: Vice President

COVA FINANCIAL SERVICES LIFE
----------------------------
INSURANCE COMPANY
-----------------


By: /s/ Norma J. Naselli
    ---------------------------------
Name: Norma J. Naselli
Title: Vice President

                                   SCHEDULE C
  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS

Franklin Templeton Variable Insurance Products Trust             Investment Adviser
----------------------------------------------------             ------------------
Franklin Large Cap Growth Securities Fund-Classes 1 and 2        Franklin Advisers, Inc.

Franklin Small Cap Fund - Classes 1 and 2                        Franklin Advisers, Inc.

Mutual Shares Securities Fund - Classes 1 and 2                  Franklin Mutual Advisers, Inc.

Templeton Developing Markets Securities Fund - Classes 1 and 2   Templeton Asset Management, Ltd.

Templeton Global Income Securities Fund - Classes 1 and 2        Templeton Investment Counsel, LLC

Templeton Growth Securities Fund -Classes 1 and 2                Templeton Investment Counsel, LLC

Templeton International Securities Fund - Classes 1 and 2        Templeton Investment Counsel, LLC

                                   SCHEDULE D

                            CONTRACTS OF THE COMPANY

                            CONTRACT 1                  CONTRACT 2                  CONTRACT 3
                    -------------------------   -------------------------   -------------------------
CONTRACT/PRODUCT    Custom Select Variable      COVA Flexible               Mercantile/Arch
NAME                Annuity (sold through       Premium Variable Life       Variable Annuity
                    A.G. Edwards & Co.          Insurance Contract (for
                    only)                       sale to A.G. Edwards and
                                                Co. only)

REGISTERED (Y/N)    Yes                         No                          Yes

SEC REGISTRATION    333-34741                   N/A                         33-39100
NUMBER

REPRESENTATIVE      Form XL 407                 Form CL 40021               Form XL-407
FORM NUMBERS        Form XL-617                 Form CL 400022              Form XL-617
                    Form CL-407                 Form CL 40025               Form CL-407
                    Form CL-617                 Form CL 400026              Form CL-617

SEPARATE ACCOUNT    COVA Variable Annuity       COVA Variable Life          COVA Variable Annuity
NAME                Account One                 Account Eight               Account One

SEC REGISTRATION    811-05200                   N/A                         811-05200
NUMBER

PORTFOLIOS AND      Templeton Developing        Templeton Developing        Templeton Developing
CLASSES (ADVISER)   Markets Securities Fund     Markets Securities Fund     Markets Securities Fund
                    - Class 1 & 2               - Class 1 & 2               - Class 1 (Templeton
                    (Templeton Asset            (Templeton Asset            Asset Management Ltd.)
                    Management Ltd.)            Management Ltd.)


                    Templeton International     Templeton International     Templeton International
                    Securities Fund - Class 1   Securities Fund - Class 1   Securities Fund - Class 1
                    & 2 (Templeton              & 2 (Templeton              (Templeton Investment
                    Investment Counsel,         Investment Counsel,         Counsel, LLC)
                    LLC)                        LLC)

                    Mutual Shares Securities    Mutual Shares Securities
                    Fund - Class 1 & 2          Fund - Class 1 & 2
                    (Franklin Mutual            (Franklin Mutual
                    Advisers, LLC)              Advisers, LLC)

                            CONTRACTS OF THE COMPANY

                            CONTRACT 4                 CONTRACT 5                 CONTRACT 6
-----------------   -------------------------   -----------------------   -------------------------
CONTRACT/PRODUCT    Destiny Select Variable     COVA Variable Annuity     COVA SPVL
NAME                Annuity (sold through       (sold through Edward D.
                    Wheat First Securities      Jones)
                    only)

REGISTERED (Y/N)    Yes                         Yes                       Yes

SEC REGISTRATION    33-39100                    33-39100                  333-17963
NUMBER

REPRESENTATIVE      Form XL-407                 Form XL-407               Form CL-1020
FORM NUMBERS        Form XL-617                 Form XL-617
                    Form CL-407                 Form CL-407
                    Form CL-617                 Form CL-617

SEPARATE ACCOUNT    COVA Variable Annuity       COVA Variable Annuity     COVA Variable Life
NAME                Account One                 Account One               Account One

SEC REGISTRATION    811-05200                   811-05200                 811-07971
NUMBER

PORTFOLIOS AND      Templeton Developing        Templeton Global          Templeton Global
CLASSES (ADVISER)   Markets Securities Fund     Income Securities Fund    Income Securities Fund
                    - Class 1 (Templeton        - Class 1 & 2             - Class 1 (Templeton
                    Asset Management Ltd.)      (Templeton Investment     Investment Counsel,
                                                 Counsel, LLC)            LLC)

                    Templeton International     Templeton International   Templeton International
                    Securities Fund - Class 1   Securities Fund - Class   Securities Fund - Class 1
                    (Templeton Investment        1 & 2 (Templeton         (Templeton Investment
                    Counsel, LLC)               Investment Counsel,       Counsel, LLC)
                                                LLC)

                    Templeton Growth                                      Templeton Growth
                    Securities Fund - Class 1   Templeton Growth          Securities Fund - Class 1
                    (Templeton Investment       Securities Fund -         (Templeton Investment
                    Counsel, LLC)               Class 1 & 2 (Templeton    Counsel, LLC)
                                                Investment Counsel,
                                                LLC)

                                                Franklin Large Cap        Franklin Large Cap
                                                Growth Securities Fund    Growth Securities Fund
                                                - Class 1 & 2 (Franklin   - Class 1 (Franklin
                                                Advisers, Inc.)           Advisers, Inc.)

                                                Franklin Small Cap Fund   Franklin Small Cap Fund
                                                - Class 1 & 2 (Franklin   - Class 1 (Franklin
                                                Advisers, Inc.)           Advisers, Inc.)

                            CONTRACTS OF THE COMPANY

                            CONTRACT 7                   CONTRACT 8                 CONTRACT 9
                    -------------------------   -------------------------   --------------------------
CONTRACT/PRODUCT    Custom Select Flex VUL      COVA Front-end Load         Premier Advisor
NAME                                            VA                          Variable Annuity

REGISTERED (Y/N)    Yes                         Yes                         Yes

SEC REGISTRATION    333-83197 (Single)          333-90405                   33-39100
NUMBER              333-83165 (Joint & Last
                    Survivor)

REPRESENTATIVE      CLP001 (Single)             CL-4155                     Form XL-407
FORM NUMBERS        CCP00104 (Joint & Last                                  Form XL-617
                    Survivor)                                               Form CL-407
                                                                            Form CL-617

SEPARATE ACCOUNT    COVA Variable Life          COVA Variable Annuity       COVA Variable Annuity
NAME                Account One                 Account One                 Account One

SEC REGISTRATION    811-07971                   811-05200                   811-05200
Number

PORTFOLIOS AND      Templeton Developing        Templeton Global            Templeton Developing
CLASSES (ADVISER)   Markets Securities Fund     Income Securities Fund      Markets Securities Fund
                    - Class 1 (Templeton        - Class 1 (Templeton        - Class 1 (Templeton
                    Asset Management Ltd.)      Investment Counsel,         Asset Management Ltd.)
                                                LLC)

                    Templeton International     Templeton International     Templeton International
                    Securities Fund - Class 1   Securities Fund - Class 1   Securities Fund - Class 1
                    (Templeton Investment       (Templeton Investment       (Templeton Investment
                    Counsel, LLC)               Counsel, LLC)               Counsel, LLC)

                    Mutual Shares Securities    Templeton Growth            Templeton Growth
                    Fund - Class 1 (Franklin    Securities Fund - Class 1   Securities Fund - Class 1
                    Mutual Advisers, LLC)       (Templeton Investment       (Templeton Investment
                                                Counsel, LLC)               Counsel, LLC)

                                                Franklin Large Cap          Mutual Shares Securities
                                                Growth Securities Fund      Fund - Class 1 (Franklin
                                                - Class 1 (Franklin         Mutual Advisers, LLC)
                                                Advisers, Inc.)

                                                Franklin Small Cap          Franklin Small Cap Fund
                                                Fund-Class 1 (Franklin      - Class 1 (Franklin
                                                Advisers, Inc.)             Advisers, Inc.)

                            CONTRACTS OF THE COMPANY

                            CONTRACT 10
                    --------------------------
CONTRACT/PRODUCT    Navigator Variable
NAME                Annuity

REGISTERED (Y/N)    Yes

SEC REGISTRATION    333-34741
NUMBER

REPRESENTATIVE      Form XL-407
FORM NUMBERS        Form XL-617
                    Form CL-407
                    FormCL-617

SEPARATE ACCOUNT    COVA Variable Annuity
Name                Account One

SEC REGISTRATION    811-05200
NUMBER

PORTFOLIOS AND      Templeton Developing
CLASSES (ADVISER)   Markets Securities Fund

                    - Class 1 (Templeton
                    Asset Management Ltd.)

                    Templeton International
                    Securities Fund - Class 1
                    (Templeton Investment
                    Counsel, LLC)

                    Mutual Shares Securities
                    Fund - Class 1 (Franklin
                    Mutual Advisers, LLC)

                    Franklin Small Cap Fund
                    - Class 1 (Franklin
                    Advisers, Inc.)

                                   SCHEDULE F

                                RULE 12B-l PLANS

COMPENSATION SCHEDULE
---------------------

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-l Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

PORTFOLIO NAME                                 MAXIMUM ANNUAL PAYMENT RATE
--------------                                 ---------------------------
Franklin Small Cap Fund                                   0.25%
Mutual Shares Securities Fund                             0.25%
Templeton Developing Markets Securities Fund              0.25%
Templeton Global Income Securities Fund                   0.25%
Templeton Growth Securities Fund                          0.25%
Templeton International Securities Fund                   0.25%

AGREEMENT PROVISIONS
--------------------

     If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-l plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

     To the extent the Company or its affiliates, agents or designees (collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares ("Rule 12b-l Services") or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-l fee. "Rule 12b-l Services" may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-l fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-l fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

     You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-l fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

     The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-l, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-l, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-l fees received from us in the prospectus of the Contracts.

                      AMENDMENT TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                 COVA Financial Services Life Insurance Company
                      MetLife Investors Insurance Company -

The participation agreement, dated as of September 1, 2000, by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc. and MetLife Investors Insurance Company, formerly COVA Financial Services Life Insurance Company (the "Agreement") is hereby amended as follows:

     Schedules A, B, C, D, E, F and G of the Agreement are hereby deleted in their entirety and replaced with the Schedules A, B, C, D, E, F and G attached hereto, respectively.

All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date as of May 1, 2001.

Franklin Templeton Variable Insurance   Franklin Templeton Distributors, Inc.
-------------------------------------   -------------------------------------
Products Trust
--------------


BY: /s/ Karen L. Skidmore               BY: /s/ Philip Kearns
    ---------------------------------       ------------------------------------
Name: Karen L. Skidmore                 Name: Philip Kearns
Title: Assistant Vice President         Title: Vice President


MetLife Investors Insurance Company
-----------------------------------


By: /s/ J. Robert Hopson
    ---------------------------------
Name: J. Robert Hopson
Title: Senior Vice President & Chief
       Actuary

                                   SCHEDULE A

                                   THE COMPANY

MetLife Investors Insurance Company
One Tower Lane, Suite 3000
Oakbrook Terrace, Illinois 60181

Domiciled in Missouri.

                                   SCHEDULE B

                             ACCOUNTS OF THE COMPANY

1. Name:                      MetLife Investors Variable Annuity Account One
   Date Established:          February 24,1987
   SEC Registration Number:   811 -05200

2. Name:                      MetLife Investors Variable Life Account Eight
   Date Established:
   SEC Registration Number:   811-

3. Name:                      MetLife Investors Variable Life Account One
   Date Established:
   SEC Registration Number:   811-07971

                                   SCHEDULE C

  AVAILABLE PORTFOLIOS AND CLASSES OF SHARES OF THE TRUST; INVESTMENT ADVISERS

Franklin Templeton Variable Insurance Products Trust              Investment Adviser
----------------------------------------------------              ------------------
Franklin Large Cap Growth Securities Fund-Classes 1 and 2   Franklin Advisers, Inc.
Franklin Small Cap Fund - Classes 1 and 2                   Franklin Advisers, Inc.
Mutual Shares Securities Fund - Classes 1 and 2             Franklin Mutual Advisers, Inc.
Templeton Developing Markets Securities Fund -              Templeton Asset Management,
Classes 1 and 2                                             Ltd.
Templeton Global Income Securities Fund - Classes 1 and 2   Templeton Investment Counsel,
                                                            LLC
Templeton Growth Securities Fund - Classes 1 and 2          Templeton Investment Counsel,
                                                            LLC
Templeton International Securities Fund - Classes 1 and 2   Templeton Investment Counsel,
                                                            LLC

                                   Schedule D

                            CONTRACTS OF THE COMPANY

                               CONTRACT 1                   CONTRACT 2                   Contract 3
                      ---------------------------   --------------------------   --------------------------
CONTRACT/PRODUCT      Custom Select Variable        COVA Flexible Premium        Mercantile/Arch Variable
NAME                  Annuity (sold through A.G.    Variable Life Insurance      Annuity
                      Edwards & Co. only)           Contract (for sale to A.G.   (FirstStar)
                                                    Edwards and Co. only)

REGISTERED (Y/N)      Yes                           No                           Yes

SEC REGISTRATION      333-34741                     N/A                          33-39100
NUMBER

REPRESENTATIVE FORM   Form XL 407                   Form CL 40021                Form XL-407
NUMBERS               Form XL-617                   Form CL 400022               Form XL-617
                      Form CL-407                   Form CL 40025                Form CL-407
                      Form CL-617                   Form CL 400026               Form CL-617

SEPARATE ACCOUNT      MetLife Investors Variable    MetLife Investors Variable   MetLife Investors Variable
NAME                  Annuity Account One           Life Account Eight           Annuity Account One

SEC REGISTRATION      811-05200                     N/A                          811-05200
NUMBER

PORTFOLIOS AND        Franklin Small Cap Fund -     Templeton Developing         Templeton Developing
CLASSES (ADVISER)     Class 1 (Franklin Advisers,   Markets Securities Fund -    Markets Securities Fund -
                      Inc.)                         Class 1 (Templeton Asset     Class 1 (Templeton Asset
                                                    Management Ltd.)             Management Ltd.)

                      Templeton Developing          Templeton International      Templeton International
                      Markets Securities Fund -     Securities Fund - Class 1    Securities Fund - Class 1
                      Class 1 (Templeton Asset      (Templeton Investment        (Templeton Investment
                      Management Ltd.)              Counsel, LLC)                Counsel, LLC)

                      Templeton International       Mutual Shares Securities
                      Securities Fund - Class 1     Fund - Class 1 (Franklin
                      (Templeton Investment         Mutual Advisers, LLC)
                      Counsel, LLC)

                      Mutual Shares Securities
                      Fund - Class 1 (Franklin
                      Mutual Advisers, LLC)

                            CONTRACTS OF THE COMPANY

                               CONTRACT 4                    CONTRACT 5                    CONTRACT 6
                      ---------------------------   ---------------------------   ---------------------------
CONTRACT/PRODUCT      Destiny Select Variable       COVA Variable Annuity         COVA SPVL
NAME                  Annuity (sold through Wheat   (sold through Edward D.
                      First Securities only)        Jones)

REGISTERED (Y/N)      Yes                           Yes                           Yes

SEC REGISTRATION      33-39100                      33-39100                      333-17963
NUMBER

REPRESENTATIVE FORM   Form XL-407                   Form XL-407                   Form CL-1020
NUMBERS               Form XL-617                   Form XL-617
                      Form CL-407                   Form CL-407
                      Form CL-617                   Form CL-617

SEPARATE ACCOUNT      MetLife Investors Variable    MetLife Investors Variable    MetLife Investors Variable
NAME                  Annuity Account One           Annuity Account One           Life Account One

SEC REGISTRATION      811-05200                     811-05200                     811-07971
NUMBER

PORTFOLIOS AND        Templeton Developing          Templeton Global Income       Templeton Global Income
CLASSES (ADVISER)     Markets Securities Fund -     Securities Fund - Class 1     Securities Fund - Class 1
                      Class 1 (Templeton Asset      (Templeton Investment         (Templeton Investment
                      Management Ltd.)              Counsel, LLC)                 Counsel, LLC)

                                                    Templeton International       Templeton International
                      Templeton International       Securities Fund - Class 1     Securities Fund - Class 1
                      Securities Fund - Class 1     (Templeton Investment         (Templeton Investment
                      (Templeton Investment         Counsel, LLC)                 Counsel, LLC)
                      Counsel, LLC)

                      Templeton Growth Securities   Templeton Growth Securities   Templeton Growth Securities
                      Fund - Class 1 (Templeton     Fund - Class 1 (Templeton     Fund - Class 1 (Templeton
                      Investment Counsel, LLC)      Investment Counsel, LLC)      Investment Counsel, LLC)

                                                    Franklin Large Cap Growth     Franklin Large Cap Growth
                                                    Securities Fund - Class 1     Securities Fund - Class 1
                                                    (Franklin Advisers, Inc.)     (Franklin Advisers, Inc.)

                                                    Franklin Small Cap Fund -     Franklin Small Cap Fund -
                                                    Class 1 (Franklin Advisers,   Class 1 (Franklin Advisers,
                                                    Inc.)                         Inc.)

                            CONTRACTS OF THE COMPANY

                                CONTRACT 7                      CONTRACT 8                    CONTRACT 9
                    ---------------------------------   --------------------------   ---------------------------
CONTRACT/PRODUCT    Custom Select Flex VUL              COVA Front-end Load VA       Premier Advisor Variable
NAME                (sold through A.G. Edwards only)    (COVA VA Series A)           Annuity

REGISTERED (Y/N)    Yes                                 Yes                          Yes

SEC REGISTRATION    333-83197 (Single)                  333-90405                    33-39100
NUMBER              333-83165 (Joint & Last
                    Survivor)

REPRESENTATIVE      CLP001 (Single)                     CL-4155                      Form XL-407
FORM NUMBERS        CLP002 (Joint & Last                                             Form XL-617
                    Survivor)                                                        Form CL-407
                                                                                     Form CL-617

SEPARATE ACCOUNT    MetLife Investors Variable          MetLife Investors Variable   MetLife Investors Variable
NAME                Life Account One                    Annuity Account One          Annuity Account One

SEC REGISTRATION    811-07971                           811-05200                    811-05200
NUMBER

PORTFOLIOS AND      Franklin Small Cap Fund -           Templeton Global Income      Templeton Developing
CLASSES (ADVISER)   Class 1 (Franklin Advisers,         Securities Fund - Class 1    Markets Securities Fund -
                    Inc.)                               (Templeton Investment        Class 1 (Templeton Asset
                                                        Counsel, LLC)                Management Ltd.)

                    Templeton Developing                Templeton International      Templeton International
                    Markets Securities Fund -           Securities Fund - Class 1    Securities Fund - Class 1
                    Class 1 (Templeton Asset            (Templeton Investment        (Templeton Investment
                    Management Ltd.)                    Counsel, LLC)                Counsel, LLC)

                    Templeton International             Templeton Growth Securities  Templeton Growth Securities
                    Securities Fund - Class 1           Fund - Class 1 (Templeton    Fund - Class 1 (Templeton
                    (Templeton Investment               Investment Counsel, LLC)     Investment Counsel, LLC)
                    Counsel, LLC)

                    Mutual Shares Securities            Franklin Large Cap Growth    Mutual Shares Securities
                    Fund - Class 1 (Franklin            Securities Fund - Class 1    Fund - Class 1 (Franklin
                    Mutual Advisers, LLC)               (Franklin Advisers, Inc.)    Mutual Advisers, LLC)

                                                        Franklin Small Cap Fund-     Franklin Small Cap Fund -
                                                        Class 1 (Franklin Advisers,  Class 1 (Franklin Advisers,
                                                        Inc.)                        Inc.)

                            CONTRACTS OF THE COMPANY

                              CONTRACT 10                  CONTRACT 11                   CONTRACT 12
                      ---------------------------   -------------------------   --------------------------------
CONTRACT/PRODUCT      Navigator Variable Annuity    MetLife Investors           MetLife Investors VA Class B
NAME                  (sold through A.G. Edwards    Variable Annuity Class      (sold only through Edward
                      only)                         AA (sold through A.G.        Jones)
                                                    Edwards only)

REGISTERED (Y/N)      Yes                           Yes                         Yes

SEC REGISTRATION      333-34741                     333-50540                   333-54358
NUMBER

REPRESENTATIVE FORM   Form XL-407                   7010                        7150
NUMBERS               Form XL-617
                      Form CL-407
                      Form CL-617

SEPARATE ACCOUNT      MetLife Investors Variable    MetLife Investors           MetLife Investors Variable
NAME                  Annuity Account One           Variable Annuity            Annuity Account One
                                                    Account One

SEC REGISTRATION      811-05200                     811-05200                   811-05200
NUMBER

PORTFOLIOS AND        Templeton Developing          Templeton Developing        Franklin Large Cap Growth
CLASSES (ADVISER)     Markets Securities Fund -     Markets Securities Fund     Securities Fund - Class 2
                      Class 1 (Templeton Asset      - Class 2 (Templeton        (Franklin Advisers, Inc.)
                      Management Ltd.)              Asset Management Ltd.)

                      Templeton International       Templeton International     Franklin Small Cap Fund -
                      Securities Fund - Class 1     Securities Fund -           Class 2 (Franklin Advisers,
                      (Templeton Investment         Class 2 (Templeton           Inc.)
                      Counsel, LLC)                 Investment Counsel,
                                                    LLC)

                      Mutual Shares Securities      Mutual Shares               Templeton Global Income
                      Fund - Class 1 (Franklin      Securities Fund -           Securities Fund - Class 2
                      Mutual Advisers, LLC)         Class 2 (Franklin           (Templeton Investment
                                                    Mutual Advisers, LLC)       Counsel, LLC)

                      Franklin Small Cap Fund -     Franklin Small Cap          Templeton Growth Securities
                      Class 1 (Franklin Advisers,   Fund - Class 2              Fund - Class 2 (Templeton
                      Inc.)                         (Franklin Advisers, Inc.)   Investment Counsel, LLC)

                                                                                Templeton International
                                                                                Securities Fund - Class 2
                                                                                (Templeton Investment
                                                                                Counsel, LLC)

                            CONTRACTS OF THE COMPANY

                               CONTRACT 13
                      ----------------------------
CONTRACT/PRODUCT      MetLife Investors VA Class B
NAME                  (sold only through Edward
                      Jones)

REGISTERED (Y/N)      Yes

SEC REGISTRATION      333-50540
NUMBER

REPRESENTATIVE FORM   7010
NUMBERS

SEPARATE ACCOUNT      MetLife Investors Variable
NAME                  Annuity Account One

SEC REGISTRATION      811-05200
NUMBER

PORTFOLIOS AND        Franklin Large Cap Growth
CLASSES (ADVISER)     Securities Fund - Class 2
                      (Franklin Advisers, Inc.)

                      Franklin Small Cap Fund -
                      Class 2 (Franklin Advisers,
                      Inc.)

                      Templeton Global Income
                      Securities Fund - Class 2
                      (Templeton Investment
                      Counsel, LLC)

                      Templeton Growth Securities
                      Fund - Class 2 (Templeton
                      Investment Counsel, LLC)

                      Templeton International
                      Securities Fund - Class 2
                      (Templeton Investment
                      Counsel, LLC)

                                   SCHEDULE E

                 OTHER PORTFOLIOS AVAILABLE UNDER THE CONTRACTS

AIM VARIABLE INSURANCE FUNDS, INC.
     AIM VI Capital Appreciation Fund
     AIM VI International Equity Fund
     AIM VI Value Fund

ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.
     Premier Growth Portfolio
     Real Estate Investment Portfolio

MET INVESTORS SERIES FUND
     Small Cap Stock Portfolio
     Large Cap Stock Portfolio
     Select Equity Portfolio
     International Equity Portfolio
     Quality Bond Portfolio
     Bond Debenture Portfolio
     Large Cap Research Portfolio
     Developing Growth Portfolio
     Mid Cap Value Portfolio
     Lord Abbett Growth & Income Portfolio

GENERAL AMERICAN CAPITAL COMPANY
     Money Market Fund

GOLDMAN SACHS VARIABLE INSURANCE TRUST
     Goldman Sachs Growth and Income Fund
     Goldman Sachs International Equity Fund
     Goldman Sachs Global Income Fund

INVESTORS FUND SERIES
     Kemper Small Cap Value Portfolio
     Kemper Government Securities Portfolio
     Kemper Small Cap Growth Portfolio
     Kemper-Dreman High Return Equity Portfolio

AMERICAN CENTURY
     Income and Growth
     International
     Value

LIBERTY VARIABLE INVESTMENT TRUST
     Newport Tiger, Variable Series

LORD ABBETT SERIES FUND, INC.

     Growth and Income Portfolio

MFS VARIABLE INSURANCE TRUST
     MFS Emerging Growth Series
     MFS Research Series
     MFS Growth with Income Series
     MFS High Income Series
     MFS World Governments Series
     MFS/Foreign & Colonial Emerging Markets Equity Series
     MFS/Bond Series

OPPENHEIMER VARIABLE ACCOUNT FUNDS
     Oppenheimer High Income Fund
     Oppenheimer Bond Fund
     Oppenheimer Growth Fund
     Oppenheimer Growth & Income Fund
     Oppenheimer Strategic Bond Fund

PUTNAM VARIABLE TRUST
     Putnam VT Growth and Income Fund
     Putnam VT International Growth Fund
     Putnam VT International New Opportunities Fund
     Putnam VT New Value Fund
     Putnam VT Vista Fund

FIDELITY VARIABLE INSURANCE PRODUCTS FUND
     VIP Growth
     VIP Equity-Income
     VIP Growth Opportunities
     VIP Growth & Income

VARIABLE INSURANCE PRODUCTS FUND ii
     VIP II Contrafund

METROPOLITAN SERIES FUND, INC.
     International Stock
     Large Cap Growth

DREYFUS STOCK INDEX FUN
DREYFUS VARIABLE INVESTMENT FUND
     Appreciation
     Discipline Stock

INVESCO VARIABLE INVESTMENT FUNDS
     Dynamics
     High Yield

PIMCO VARIABLE INSURANCE TRUST
     High Yield Bond
     Low Duration Bond
     Stocksplus Growth & Income
     Total Return Bond

SCUDDER VARIABLE INVESTMENT FUND
     International

NEW ENGLAND ZENITH FUND
     Davis Venture Value

                                   SCHEDULE F

                                RULE 12B-1 PLANS

COMPENSATION SCHEDULE
---------------------

Each Portfolio named below shall pay the following amounts pursuant to the terms and conditions referenced below under its Class 2 Rule 12b-l Distribution Plan, stated as a percentage per year of Class 2's average daily net assets represented by shares of Class 2.

PORTFOLIO NAME                                 MAXIMUM ANNUAL PAYMENT RATE
--------------                                 ---------------------------
Franklin Small Cap Fund                                    0.25%
Mutual Shares Securities Fund                              0.25%
Templeton Developing Markets Securities Fund               0.25%
Templeton Global Income Securities Fund                    0.25%
Templeton Growth Securities Fund                           0.25%
Templeton International Securities Fund                    0.25%

AGREEMENT PROVISIONS
--------------------

     If the Company, on behalf of any Account, purchases Trust Portfolio shares ("Eligible Shares") which are subject to a Rule 12b-l plan adopted under the 1940 Act (the "Plan"), the Company may participate in the Plan.

     To the extent the Company or its affiliates, agents or designees (collectively "you") provide any activity or service which is primarily intended to assist in the promotion, distribution or account servicing of Eligible Shares ("Rule 12b-l Services") or variable contracts offering Eligible Shares, the Underwriter, the Trust or their affiliates (collectively, "we") may pay you a Rule 12b-l fee. "Rule 12b-l Services" may include, but are not limited to, printing of prospectuses and reports used for sales purposes, preparing and distributing sales literature and related expenses, advertisements, education of dealers and their representatives, and similar distribution-related expenses, furnishing personal services to owners of Contracts which may invest in Eligible Shares ("Contract Owners"), education of Contract Owners, answering routine inquiries regarding a Portfolio, coordinating responses to Contract Owner inquiries regarding the Portfolios, maintaining such accounts or providing such other enhanced services as a Trust Portfolio or Contract may require, or providing other services eligible for service fees as defined under NASD rules. Your acceptance of such compensation is your acknowledgment that eligible services have been rendered. All Rule 12b-1 fees, shall be based on the value of Eligible Shares owned by the Company on behalf of its Accounts, and shall be calculated on the basis and at the rates set forth in the Compensation Schedule stated above. The aggregate annual fees paid pursuant to each Plan shall not exceed the amounts stated as the "annual maximums" in the Portfolio's prospectus, unless an increase is approved by shareholders as provided in the Plan. These maximums shall be a specified percent of the value of a Portfolio's net assets attributable to Eligible Shares owned by the Company on behalf of its Accounts (determined in the same manner as the Portfolio uses to compute its net assets as set forth in its effective Prospectus). The Rule 12b-l fee will be paid to you within thirty (30) days after the end of the three-month periods ending in January, April, July and October.

     You shall furnish us with such information as shall reasonably be requested by the Trust's Boards of Trustees ("Trustees") with respect to the Rule 12b-l fees paid to you pursuant to the Plans. We shall furnish to the Trustees, for their review on a quarterly basis, a written report of the amounts expended under the Plans and the purposes for which such expenditures were made.

     The Plans and provisions of any agreement relating to such Plans must be approved annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and who have no financial interest in the Plans or any related agreement ("Disinterested Trustees"). Each Plan may be terminated at any time by the vote of a majority of the Disinterested Trustees, or by a vote of a majority of the outstanding shares as provided in the Plan, on sixty
(60) days' written notice, without payment of any penalty. The Plans may also be terminated by any act that terminates the Underwriting Agreement between the Underwriter and the Trust, and/or the management or administration agreement between Franklin Advisers, Inc. and its affiliates and the Trust. Continuation of the Plans is also conditioned on Disinterested Trustees being ultimately responsible for selecting and nominating any new Disinterested Trustees. Under Rule 12b-l, the Trustees have a duty to request and evaluate, and persons who are party to any agreement related to a Plan have a duty to furnish, such information as may reasonably be necessary to an informed determination of whether the Plan or any agreement should be implemented or continued. Under Rule 12b-l, the Trust is permitted to implement or continue Plans or the provisions of any agreement relating to such Plans from year-to-year only if, based on certain legal considerations, the Trustees are able to conclude that the Plans will benefit each affected Trust Portfolio and class. Absent such yearly determination, the Plans must be terminated as set forth above. In the event of the termination of the Plans for any reason, the provisions of this Schedule F relating to the Plans will also terminate. You agree that your selling agreements with persons or entities through whom you intend to distribute Contracts will provide that compensation paid to such persons or entities may be reduced if a Portfolio's Plan is no longer effective or is no longer applicable to such Portfolio or class of shares available under the Contracts.

Any obligation assumed by the Trust pursuant to this Agreement shall be limited in all cases to the assets of the Trust and no person shall seek satisfaction thereof from shareholders of the Trust. You agree to waive payment of any amounts payable to you by Underwriter under a Plan until such time as the Underwriter has received such fee from the Trust.

The provisions of the Plans shall control over the provisions of the Participation Agreement, including this Schedule F, in the event of any inconsistency.

You agree to provide complete disclosure as required by all applicable statutes, rules and regulations of all rule 12b-l fees received from us in the prospectus of the Contracts.

                                   SCHEDULE G

                              ADDRESSES FOR NOTICES

To the Company:        MetLife Investors Insurance Company
                       One Tower Lane, Suite 3000
                       Oakbrook Terrace, Illinois 60181
                          Attention: General Counsel

To the Trust:          Franklin Templeton Variable Insurance Products Trust
                       777 Mariners Island Boulevard
                       San Mateo, California 94404
                          Attention: Murray Simpson, General Counsel
                          Copy: Karen L. Skidmore

To the Underwriter:    Franklin Templeton Distributors, Inc.
                       777 Mariners Island Boulevard
                       San Mateo, California 94404
                          Attention: Murray Simpson, General Counsel
                          Copy: Karen L. Skidmore

                      AMENDMENT TO PARTICIPATION AGREEMENT
              Franklin Templeton Variable Insurance Products Trust
                      Franklin/Templeton Distributors, Inc.
                       Metlife Investors Insurance Company

     Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin/Templeton Distributors, Inc. (the "Underwriter," and together with the Trust, "we" or "us"), Metlife Investors Insurance Company (the "Company" or "you"), on your behalf and on behalf of certain Accounts, have previously entered into a Participation Agreement dated September 1, 2000, as amended (the "Agreement"). The parties now desire to amend the Agreement by this amendment (the "Amendment").

     Except as modified hereby, all other terms and conditions of the Agreement shall remain in full force and effect. Unless otherwise indicated, the terms defined in the Agreement shall have the same meaning in this Amendment.

                                    AMENDMENT
                                    ---------

     For good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree to amend the Agreement as follows:

1. Section 1 and Section 2.2.1 are hereby each amended to reflect that Franklin Templeton Variable Insurance Products Trust (the "Trust") is organized as a statutory trust under the laws of the State of Delaware, effective as of May 1, 2007.

2.   Section 3.1.3 is amended and restated in its entirety as follows:

     "3.1.3 We agree that shares of the Trust will be sold only to: (i) life insurance companies which have entered into fund participation agreements with the Trust ("Participating Insurance Companies") and their separate accounts or to qualified pension and retirement plans in accordance with the terms of the Shared Funding Order; and (ii) investment companies in the form of funds of funds. No shares of any Portfolio will be sold to the general public."

3.   Section 5.2 is amended and restated in its entirety as follows:

     "5.2 If and to the extent required by law, you shall: (i) solicit voting instructions from Contract owners; (ii) vote the Trust shares in accordance with the instructions received from Contract owners; and (iii) vote Trust shares owned by subaccounts for which no instructions have been received from Contract owners in the same proportion as Trust shares of such Portfolio for which instructions have been received from Contract owners; so long as and to the extent that the SEC continues to interpret the 1940 Act to require pass-through voting privileges for variable contract owners. You reserve the right to vote Trust shares held in any Account in your own right, to the extent permitted by law."

4. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

IN WITNESS WHEREOF, each of the parties has caused its duly authorized officers to execute this Amendment effective as of June 5, 2007.

The Trust:                              FRANKLIN TEMPLETON VARIABLE INSURANCE
                                        PRODUCTS TRUST
ONLY ON BEHALF OF EACH PORTFOLIO
LISTED ON SCHEDULE C OF
THE AGREEMENT                           By: /s/ Karen L. Skidmore
                                            ------------------------------------
                                        Name: Karen L. Skidmore
                                        Title: Vice President


The Underwriter:                        FRANKLIN/TEMPLETON DISTRIBUTORS, INC.


                                        By : /s/ Thomas Regner
                                             -----------------------------------
                                        Name: Thomas Regner
                                        Title: Senior Vice President


The Company:                            METLIFE INVESTORS INSURANCE COMPANY


                                        By: /s/ Richard C. Pearson
                                            ------------------------------------
                                        Name:  Richard C. Pearson
                                        Title: Vice President

                                        2